Exhibit 32

LODGENET INTERACTIVE CORPORATION

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Each of the undersigned, Phillip M. Spencer and Frank P. Elsenbast, the Chief Executive Officer and the Chief Financial Officer, respectively, of LodgeNet Interactive Corporation, individually and not jointly has executed this Certification in connection with the filing with the Securities and Exchange Commission of LodgeNet’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2012 (the “Report”).

Each of the undersigned hereby certifies, to his knowledge, that:

•               the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•               the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of LodgeNet.

IN WITNESS WHEREOF, each of the undersigned has executed this Certification as of the 8th day of August 2012.

/s/ Phillip M. Spencer
Phillip M. Spencer Chief Executive Officer

/s/ Frank P. Elsenbast
Frank P. Elsenbast
Chief Financial Officer